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                                                                  Exhibit (a)(5)

                          NOTICE OF GUARANTEED DELIVERY
                                       for
      Tender of Certificates for Any and All Outstanding 8 7/8% Convertible
                        Subordinated Debentures Due 2006
                             (CUSIP No. 238100 AB 7)
                                       of
                              Datapoint Corporation


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THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [_________], OR SUCH
LATER DATE TO WHICH THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). IN ORDER TO RECEIVE THE CONSENT PAYMENT, HOLDERS OF DEBENTURES MUST TENDER THEIR DEBENTURES AND/OR PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE DATE (THE "CONSENT DATE") WHICH IS THE LATER OF [_________], IF ON SUCH DATE THE COMPANY HAS RECEIVED THE REQUISITE CONSENTS,
AND THE FIRST DATE THEREAFTER ON WHICH THE COMPANY RECEIVES THE REQUISITE CONSENTS. THE COMPANY INTENDS TO EXECUTE A SUPPLEMENTAL INDENTURE CONTAINING THE PROPOSED AMENDMENTS FOLLOWING THE SATISFACTION OF THE CONDITIONS IN ACCORDANCE WITH THE TERMS OF THE OFFER AND SOLICITATION. CONSENTS MAY BE REVOKED AT ANY
TIME AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CONSENT DATE, BUT NOT THEREAFTER. IF A HOLDER REVOKES THEIR CONSENT, IT WILL BE DEEMED AN AUTOMATIC WITHDRAWAL OF A TENDERED DEBENTURE. HOLDERS OF DEBENTURES DO NOT HAVE TO TENDER THEIR DEBENTURES IN ORDER TO RECEIVE THE CONSENT PAYMENT. THE TENDER OF DEBENTURES IS AN AUTOMATIC CONSENT. IF NECESSARY, THE COMPANY WILL EXTEND THE OFFER SO THAT THE EXPIRATION DATE OCCURS NO EARLIER THAN FIVE BUSINESS DAYS FOLLOWING THE CONSENT DATE.
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      Capitalized terms used but not defined herein have the meanings given them in the Offer to Purchase and Consent Solicitation Statement dated December __, 1999 (the "Offer to Purchase").

      This Notice of Guaranteed Delivery or a facsimile of it must be used to accept the Offer, as defined below, if:

      (a) certificates for 8 7/8% Convertible Subordinated Debentures Due June 1, 2006 (the "Debentures"), of Datapoint Corporation, a Delaware corporation, are not immediately available or certificates for Debentures and all other required documents cannot be delivered to the Depositary before the Expiration Date; or

      (b) Debentures cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer.

      This form or a facsimile of it, signed and properly completed, may be delivered by hand, mail, telegram or facsimile transmission to the Depositary. See "Procedures for Tendering Debentures" in the Offer to Purchase.

              The Depositary for the Offer and the Solicitation is:

                              THE BANK OF NEW YORK

           By Mail:                                          By Hand:

     The Bank of New York                              The Bank of New York
      101 Barclay Street                                101 Barclay Street
Reorganization Department, 7E                    Corporate Trust Services Window
      Attention: Santino                                   Ground Floor
         Ginocchietti,                                  Attention: Santino
   New York, New York 10286                                Ginocchietti,
                                                     Reorganization Department
                                                     New York, New York 10286

     By Overnight Courier:                          By Facsimile Transmission:
                                                          (212) 815-4699
     The Bank of New York                        Attention: Santino Ginocchietti
      101 Barclay Street
   Corporate Trust Services
            Window                                      For Information or
         Ground Floor                               Confirmation by Telephone:
      Attention: Santino                               Santino Ginocchietti
         Ginocchietti,                                    (212) 815-2963
  Reorganization Department
   New York, New York 10286

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THAT LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

      This form is not to be used to guarantee signatures. If a signature in a Consent and Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box of the Consent and Letter of Transmittal.

Ladies and Gentlemen:

      The undersigned hereby represents that it is the holder of the Debentures being tendered (or caused to be tendered) hereby and is entitled to tender (or cause to be tendered) such Debentures as contemplated by the Offer to Purchase. The undersigned hereby delivers its Consent to the Proposed Amendments and tenders (or causes a tender) to Datapoint Corporation, at the price of $450 per $1,000 principal amount of Debentures (the "Offer Price"), upon the terms and conditions set forth in the Offer to Purchase and the related Consent and Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, Debentures, pursuant to the guaranteed delivery procedure set forth in "Procedures for Tendering Debentures" in the Offer to Purchase.

      Except as stated in the Offer to Purchase, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

      A record holder must execute this Notice of Guaranteed Delivery exactly as its name appears on its Debentures, and a DTC Participant must execute this Notice of Guaranteed Delivery exactly as its name is registered with the Depository Trust Company respectively. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her name, address and capacity as indicated below and submit evidence to the Company of such person's authority to act.

Aggregate Principal Amount of Debentures Tendered: $____________________________

Certificate Nos. (if available):

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Name(s):

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                              PLEASE TYPE OR PRINT

Address(es):
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                                    ZIP CODE


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Area Code and
Telephone Number:
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                                    SIGN HERE

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      Dated:

      If Debentures will be tendered by book-entry transfer, provide the account number below:

The Depository Trust Company Account Number: ___________________________________

                                    GUARANTEE

      The undersigned is a member in good standing of the Securities Transfer Agents' Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program, or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution" and collectively, as "Eligible Institutions"), and guarantees that the Depositary will receive certificates for the Debentures tendered hereby in proper form for transfer, or Debentures will be tendered pursuant to the procedure for book-entry transfer at The Depository Trust Company or The Bank of New York, in any case, together with a properly completed and duly executed Consent and Letter of Transmittal and any other documents required by the Consent and Letter of Transmittal (or a manually signed facsimile of them), all within three New York Stock Exchange trading days from the date of receipt by the Depositary of this Notice of Guaranteed Delivery.

Name of Firm: _____________________________Address:____________________________

Zip Code:________

Authorized Signature___________________________________________________________

                                             Area Code and
Name: __________________________________     Telephone Number: ______________
                    Please Print

Title: __________________________________    Dated: ____________________

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      The institution which completes this form must deliver to the Depositary the guarantee, the Consent and Letter of Transmittal (or facsimile thereof) and certificates for Debentures within the time periods specified herein. Failure to do so could result in a financial loss to such institution.

DO NOT SEND DEBENTURE CERTIFICATES WITH THIS NOTICE. DEBENTURE CERTIFICATES SHOULD BE SENT WITH THE CONSENT AND LETTER OF TRANSMITTAL.